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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 13, 2001

                               THE IT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    1-09037                 33-0001212
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)
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


         2790 Mosside Boulevard
       Monroeville, Pennsylvania                             15146-2792
(Address of Principal Executive Offices)                     (Zip Code)
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       Registrant's telephone number, including area code: (412) 372-7701

                                      None

         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

     The Registrant announced today the appointment, effective immediately, of Dr. Francis J. Harvey as its acting chief executive officer and president, and that Anthony J. DeLuca today had resigned his positions as chief executive officer, president and as a director of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                      Description

99.1 Press Release, dated November 13, 2001, announcing the resignation of Anthony J. DeLuca and the appointment of Dr. Francis J. Harvey as acting chief executive officer and president
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE IT GROUP, INC.


Date:   November 13, 2001              /s/ JAMES G. KIRK
                                   By:____________________________
                                      James G. Kirk
                                      Senior Vice President,
                                      General Counsel and Secretary
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                                 Exhibit Index


Exhibit No.                                Description
-----------                                -----------

99.1 Press Release, dated November 13, 2001, announcing the resignation of Anthony J. DeLuca and the appointment of Dr. Francis J. Harvey as acting chief executive officer and president